                                                                      EXHIBIT 99

EXHIBIT   DESCRIPTION

EX-99.a1  Amended and Restated  Agreement and Declaration of Trust,  dated March
26,  2004  (filed  as  Exhibit  a to  Post-Effective  Amendment  No.  43 to  the
Registration  Statement  of the  Registrant  on  September  28,  2004,  File No.
2-91229, and incorporated herein by reference).

EX-99.a2  Amendment No. 1 to the Amended and Restated  Agreement and Declaration
of Trust (to be filed by amendment).

EX-99.b   Amended and Restated Bylaws, dated August 26, 2004.

EX-99.c   Registrant hereby incorporates by reference, as though set forth fully herein,  Article  III,  Article IV,  Article V,  Article VI and Article  VIII of
Registrant's Amended and Restated Declaration of Trust,  appearing as Exhibit a1 herein and Article II, Article VII, Article VIII, and Article IX of Registrant's
Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1  Amended  and  Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 2004  (filed  as  Exhibit d to
Post-Effective  Amendment No. 43 to the Registration Statement of the Registrant
on September 28, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.d2  Amended  and  Restated  Management  Agreement  with  American  Century
Investment Management, Inc. (to be filed by amendment).

EX-99.e1  Amended and Restated  Distribution  Agreement  with  American  Century
Investment  Services,   Inc.,  dated  May  1,  2005  (filed  as  Exhibit  e1  to
Post-Effective  Amendment No. 38 to the  Registration  Statement on Form N-1A of
American  Century  Quantitative  Equity  Funds,  Inc. on May 13, 2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.e2  Amended and Restated  Distribution  Agreement  with  American  Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1  Master  Agreement  with Commerce  Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2  Global Custody  Agreement with The Chase Manhattan Bank,  dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3  Amendment to the Global  Custody  Agreement  with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the  Registration  Statement  on Form  N-1A of  American  Century  Variable
Portfolios II, Inc., File No.  333-46922,  on January 9, 2001, and  incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement with American Century Services  Corporation, dated August 1, 1997 (filed as Exhibit 9 to  Post-Effective  Amendment No. 33 to the Registration  Statement on Form N-1A of American Century  Government  Income
Trust,  File  No.  2-99222,  on  July  31,  1997,  and  incorporated  herein  by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement with American Century
Services   Corporation,   dated  June  29,   1998   (filed  as  Exhibit  b9b  to
Post-Effective  Amendment No. 23 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998,
and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement with American Century
Services  Corporation,   dated  November  20,  2000  (filed  as  Exhibit  h4  to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
American Century California  Tax-Free and Municipal Funds, File No. 2-82734,  on
December 29, 2000, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement with American Century
Services   Corporation,   dated   August  1,  2001   (filed  as  Exhibit  h5  to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  on July 31, 2001,
and incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement with American Century
Services   Corporation,   dated  December  3,  2001  (filed  as  Exhibit  h6  to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170,  on November 30, 2001, and
incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement with American Century
Services Corporation,  dated July 1, 2002 (filed as Exhibit h6 to Post-Effective
Amendment No. 17 to the Registration  Statement on Form N-1A of American Century
Investment Trust, File No. 33-65170,  on June 28, 2002, and incorporated  herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement with American Century
Services  Corporation,   dated  September  3,  2002  (filed  as  Exhibit  h8  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement with American Century
Services  Corporation,   dated  December  31,  2002  (filed  as  Exhibit  h7  to
Post-Effective  Amendment  No. 4 to the  Registration  Statement on Form N-1A of
American Century Variable  Portfolios II, Inc., File No. 333-46922,  on December
23, 2002, and incorporated herein by reference).

EX-99.h9  Amendment No. 8 to the Transfer Agency Agreement with American Century
Services Corporation,  dated May 1, 2004 (filed as Exhibit h10 to Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.h10 Amendment No. 9 to the Transfer Agency Agreement with American Century
Services,  LLC,  dated  May 1,  2005  (filed  as  Exhibit  h9 to  Post-Effective
Amendment No. 38 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and incorporated  herein by reference).

EX-99.h11 Amendment  No.  10 to the  Transfer  Agency  Agreement  with  American
Century Services, LLC (to be filed by amendment).

EX-99.h12 Credit  Agreement with JPMorgan Chase Bank, as  Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust,  File No.  2-94608,  on January  30,  2004,  and  incorporated  herein by reference).

EX-99.h13 Termination, Replacement and Restatement Agreement with JPMorgan Chase
Bank N.A., as  Administrative  Agent,  dated December 15, 2004 (filed as Exhibit
h10 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.h14 Customer  Identification Program Reliance Agreement,  dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File  No.  333-116351,   on  September  1,  2004,  and  incorporated  herein  by
reference).

EX-99.i1  Opinion and Consent of Counsel,  dated as of February  27, 2004 (filed as Exhibit i to Post-Effective  Amendment No. 42 to Form N-1A of the Registrant,
File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.i2  Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1  Consent of  PricewaterhouseCoopers  LLP, independent registered public accounting firm, dated September 23, 2004 (filed as Exhibit j1 to Post-Effective
Amendment No. 43 to the  Registration  Statement of the  Registrant on September
28, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.j2  Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j3  Power of  Attorney,  dated  December  9, 2004  (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
California  Tax-Free and Municipal Funds on December 29, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.j4  Power of  Attorney,  dated  March 1,  2005  (filed  as  Exhibit  j3 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j5  Power of  Attorney,  dated  March 1,  2005  (filed  as  Exhibit  j4 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j6  Secretary's Certificate,  dated December 10, 2004 (filed as Exhibit j3 to  Post-Effective  Amendment No. 38 to the  Registration  Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j7  Secretary's  Certificate,  dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j8  Secretary's  Certificate,  dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.m1  Master  Distribution  and  Individual  Shareholder  Services  Plan  (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment No. 35 to the Registration  Statement on Form N-1A of American Century
Target Maturities  Trust, File No. 2-94608,  on April 17, 2001, and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Individual  Shareholder
Services  Plan  (C  Class),  dated  August  1,  2001  (filed  as  Exhibit  m5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  on July 31, 2001,
and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Individual  Shareholder
Services  Plan (C  Class),  dated  December  3,  2001  (filed as  Exhibit  m7 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170,  on November 30, 2001, and
incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master Distribution and Individual  Shareholder
Services  Plan  (C  Class),   dated  July  1,  2002  (filed  as  Exhibit  m9  to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  on June 28, 2002, and
incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master Distribution and Individual  Shareholder
Services  Plan (C  Class),  dated  September  3, 2002  (filed as  Exhibit  m5 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master Distribution and Individual  Shareholder
Services  Plan (C  Class),  dated  January  2,  2004  (filed  as  Exhibit  m6 to
Post-Effective  Amendment No. 42 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.m7  Amendment No. 6 to the Master Distribution and Individual  Shareholder
Services  Plan  (C  Class),   dated  May  1,  2004  (filed  as  Exhibit  m13  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  on April
29, 2004, and incorporated herein by reference).

EX-99.m8  Amendment No. 7 to the Master Distribution and Individual  Shareholder
Services  Plan  (C  Class),   dated  May  1,  2005  (filed  as  Exhibit  m15  to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

EX-99.m9  Master  Distribution  and  Individual  Shareholder  Services  Plan  (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free  and  Municipal  Funds,  File No.  2-82734,  on October  1,  2002,  and
incorporated herein by reference).

EX-99.m10 Amendment No. 1 to the Master Distribution and Individual  Shareholder
Services Plan (A Class),  dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m11 Amendment No. 2 to the Master Distribution and Individual  Shareholder
Services  Plan (A Class),  dated  September  30,  2004  (filed as Exhibit m22 to
Post-Effective  Amendment  No. 106 to the  Registration  Statement  of  American
Century   Investment  Trust  on  November  29,  2004,  File  No.  2-14213,   and
incorporated herein by reference).

EX-99.m12 Amendment No. 3 to the Master Distribution and Individual  Shareholder
Services  Plan (A Class),  dated  November  17,  2004  (filed as Exhibit  m23 to
Post-Effective  Amendment  No. 106 to the  Registration  Statement  of  American
Century   Investment  Trust  on  November  29,  2004,  File  No.  2-14213,   and
incorporated herein by reference).

EX-99.m13 Amendment No. 4 to the Master Distribution and Individual  Shareholder
Services Plan (A Class), dated May 1, 2005.

EX-99.m14 Master  Distribution  and  Individual  Shareholder  Services  Plan  (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free  and  Municipal  Funds,  File No.  2-82734,  on October  1,  2002,  and
incorporated herein by reference).

EX-99.m15 Amendment No. 1 the Master  Distribution  and  Individual  Shareholder
Services Plan (B Class),  dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m16 Amendment No. 2 to the Master Distribution and Individual  Shareholder
Services  Plan (B Class),  dated  September  30,  2004  (filed as Exhibit m26 to
Post-Effective  No.  106 to  the  Registration  Statement  of  American  Century
Investment Trust on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m17 Amendment No. 3 to the Master Distribution and Individual  Shareholder
Services  Plan (B Class),  dated  November  17,  2004  (filed as Exhibit  m27 to
Post-Effective  Amendment  No. 106 to the  Registration  Statement  of  American
Century   Investment  Trust  on  November  29,  2004,  File  No.  2-14213,   and
incorporated herein by reference).

EX-99.m18 Amendment No. 4 to the Master Distribution and Individual  Shareholder
Services Plan (B Class), dated May 1, 2005.

EX-99.m19 Master  Distribution  and Shareholder  Services Plan (Advisor  Class),
dated August 1, 1997, (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the  Registration  Statement  of American  Century  Target  Maturities  Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m20 Amendment  to  Master  Distribution  and  Shareholder   Services  Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m21 Amendment No. 1 to Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated  August 1, 2001 (filed as Exhibit m3 to  Post-Effective
Amendment No. 44 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 2001,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m22 Amendment No. 2 to Master  Distribution and Shareholder  Services Plan
(Advisor Class),  dated December 3, 2001 (filed as Exhibit m4 to  Post-Effective
Amendment  No.  16  to  the  Registration  Statement  of  the  American  Century
Investment  Trust on November  30, 2001,  File No.  33-65170,  and  incorporated herein by reference).

EX-99.m23 Amendment No. 3 to Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2005, File No. 2-94608,  and incorporated herein by reference).

EX-99.m24 Amendment No. 4 to Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated May 1,  2004  (filed as  Exhibit  m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m25 Amendment No. 5 to Master  Distribution and Shareholder  Services Plan
(Advisor Class) (to be filed by amendment).

EX-99.n1  Amended and  Restated  Multiple  Class Plan,  dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds,  File No.  2-82734,  on December 17,  2002,  and  incorporated  herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan, dated
December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the
Registration  Statement on Form N-1A of the  Registrant,  File No.  2-91229,  on
December 23, 2002, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan, dated
August 29, 2003 (filed as Exhibit n3 to  Post-Effective  Amendment No. 17 to the
Registration  Statement  on  Form  N-1A  of  American  Century  Strategic  Asset
Allocations,  Inc.,  File No.  33-79482,  on August 28, 2003,  and  incorporated herein by reference).

EX-99.n4  Amendment No. 3 to the Amended and Restated Multiple Class Plan, dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the  Registration  Statement on Form N-1A of American  Century  Mutual Funds,
Inc.,  File No.  2-14213,  on February  26,  2004,  and  incorporated  herein by reference).

EX-99.n5  Amendment No. 4 to the Amended and Restated Multiple Class Plan, dated
May 1, 2004  (filed as  Exhibit  n5 to  Post-Effective  Amendment  No. 35 to the
Registration  Statement  on Form N-1A of American  Century  Quantitative  Equity
Funds,  Inc., File No. 33-19589,  on April 29, 2004, and incorporated  herein by reference).

EX-99.n6  Amendment No. 5 to the Amended and Restated Multiple Class Plan, dated
August 1, 2004 (filed as Exhibit n6 to  Post-Effective  Amendment  No. 24 to the
Registration  Statement on Form N-1A of American Century  Investment Trust, File
No. 33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7  Amendment No. 6 to the Amended and Restated Multiple Class Plan, dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc. on September  29,  2004,  File No.  33-79482,  and  incorporated  herein by reference).

EX-99.n8  Amendment No. 7 to the Amended and Restated Multiple Class Plan, dated
November 17, 2004 (filed as Exhibit n8 to  Post-Effective  Amendment  No. 106 to
the Registration  Statement of American  Century Mutual Funds,  Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9  Amendment No. 8 to the Amended and Restated Multiple Class Plan, dated
February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the
Registration Statement of American Century Strategic Asset Allocations,  Inc. on
March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to the Amended and Restated Multiple Class Plan (to be
filed by amendment).

EX-99.p1  American  Century  Investments  Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment No. 38 to the  Registration  Statement on Form N-1A of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.p2  Independent Directors' Code of Ethics amended February 28, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 40 to the Registration  Statement
of American  Century  Target  Maturities  Trust on November 30,  2004,  File No.
2-94608, and incorporated herein by reference).